                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-6001

                      Oppenheimer Global Opportunities Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                         Shares            Value
                                                      ------------   ----------------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--21.4%
DISTRIBUTORS--0.4%
Li & Fung Ltd.                                           2,000,000   $     11,604,570
DIVERSIFIED CONSUMER SERVICES--2.4%
Sotheby's                                                1,600,000         72,000,000
HOTELS, RESTAURANTS & LEISURE--3.5%
Accor SA                                                   300,000         13,349,725
DineEquity, Inc.(1)                                        200,000          9,876,000
InterContinental Hotels Group plc                        2,000,000         38,758,965
JD Wetherspoon plc                                       6,000,000         42,095,416
                                                                     ----------------
                                                                          104,080,106
HOUSEHOLD DURABLES--1.8%
iRobot Corp.(1,2)                                        1,500,000         37,320,000
SEB SA                                                     150,000         15,580,693
                                                                     ----------------
                                                                           52,900,693
INTERNET & CATALOG RETAIL--4.4%
Amazon.com, Inc.(1)                                        100,000         18,000,000
ASOS plc(1)                                              2,000,000         49,641,409
DeNA Co. Ltd                                               100,000          3,586,649
Rakuten, Inc.                                               70,000         58,627,910
                                                                     ----------------
                                                                          129,855,968
MEDIA--2.9%
Cinemark Holdings, Inc.                                    900,000         15,516,000
Reed Elsevier NV                                         1,000,000         12,370,211
Regal Entertainment Group                                  900,000         10,566,000
Schibsted Gruppen AS                                       300,000          8,843,112
Wiley (John) & Sons, Inc., Cl. A                           600,000         27,144,000
Wolters Kluwer NV                                          500,000         10,957,733
                                                                     ----------------
                                                                           85,397,056
SPECIALTY RETAIL--5.2%
CarMax, Inc.(1)                                            200,000          6,376,000
Carphone Warehouse Group plc(1)                          1,500,000          9,243,452
Dufry Group(1)                                              80,000         10,763,636
Fast Retailing Co. Ltd.                                    300,000         47,776,820
Hennes & Mauritz AB, Cl. B                                 200,000          6,661,066
Tiffany & Co.                                              200,000         12,454,000
Urban Outfitters, Inc.(1)                                1,500,000         53,715,000
USS Co. Ltd.                                               100,000          8,178,347
                                                                     ----------------
                                                                          155,168,321
TEXTILES, APPAREL & LUXURY GOODS--0.8%
Bijou Brigitte Modische Accessoires AG                     100,000         14,599,174
Christian Dior SA                                           60,000          8,571,085
                                                                     ----------------
                                                                           23,170,259
CONSUMER STAPLES--4.7%
BEVERAGES--0.7%
Asahi Breweries Ltd.                                     1,100,000         21,311,738


                    1 | Oppenheimer Global Opportunities Fund

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Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                         Shares            Value
                                                      ------------   ----------------
FOOD PRODUCTS--2.7%
Nestle SA                                                  900,000   $     52,700,535
Sara Lee Corp.                                           1,000,000         17,510,000
Thorntons plc(2)                                         6,874,640         10,503,815
                                                                     ----------------
                                                                           80,714,350
HOUSEHOLD PRODUCTS--1.3%
Procter & Gamble Co. (The)                                 400,000         25,732,000
PZ Cussons plc                                           2,000,000         12,494,543
                                                                     ----------------
                                                                           38,226,543
ENERGY--2.5%
ENERGY EQUIPMENT & SERVICES--1.1%
Schlumberger Ltd.                                          400,000         33,400,000
OIL, GAS & CONSUMABLE FUELS--1.4%
BP plc                                                   3,000,000         21,981,277
Cairn Energy plc(1)                                      3,000,000         19,644,528
                                                                     ----------------
                                                                           41,625,805
FINANCIALS--3.3%
CAPITAL MARKETS--0.3%
IP Group plc(1,2)                                       19,000,000          9,034,924
COMMERCIAL BANKS--1.1%
Credit Agricole SA                                       1,000,000         12,700,279
Lloyds Banking Group plc(1)                             15,000,000         15,364,827
Raiffeisen Bank International                              100,000          5,478,866
                                                                     ----------------
                                                                           33,543,972
DIVERSIFIED FINANCIAL SERVICES--0.6%
Citigroup, Inc.(1)                                       4,000,000         18,920,000
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.3%
Mitsubishi Estate Co. Ltd.                               2,000,000         37,098,165
HEALTH CARE--23.4%
BIOTECHNOLOGY--7.3%
Abcam plc                                                1,000,000          4,989,086
Cepheid, Inc.(1,2)                                       4,000,000         91,000,000
Momenta Pharmaceuticals, Inc.(1,2)                       5,000,000         74,850,000
Rigel Pharmaceuticals, Inc.(1,2)                         5,000,000         37,650,000
Telik, Inc.(1,2)                                        10,463,730          7,952,435
                                                                     ----------------
                                                                          216,441,521
HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
Carl Zeiss Meditec AG                                    2,000,000         37,951,171
Elekta AB, B Shares                                        200,000          7,695,910
Intuitive Surgical, Inc.(1)                                 70,000         18,042,500
Sonova Holding AG                                          100,000         12,951,420
Synthes, Inc.                                               60,000          8,151,286
Vermillion, Inc.(1)                                         88,709            667,092
Vermillion, Inc., Legend Shares(1)                         173,740          1,306,525
William Demant Holding AS(1)                               150,000         11,079,141
                                                                     ----------------
                                                                           97,845,045


                    2 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                         Shares            Value
                                                      ------------   ----------------
LIFE SCIENCES TOOLS & SERVICES--3.5%
Bruker Corp.(1)                                          1,500,000   $     24,900,000
Illumina, Inc.(1)                                          500,000         31,670,000
Luminex Corp.(1)                                         1,200,000         21,936,000
MorphoSys AG(1)                                          1,000,000         24,815,255
                                                                     ----------------
                                                                          103,321,255
PHARMACEUTICALS--9.3%
GlaxoSmithKline plc                                        800,000         15,539,540
Nektar Therapeutics(1,2)                                18,082,000        232,353,700
Roche Holding AG                                           200,000         29,304,813
                                                                     ----------------
                                                                          277,198,053
INDUSTRIALS--12.9%
AEROSPACE & DEFENSE--2.0%
Boeing Co. (The)                                           400,000         26,104,000
European Aeronautic Defense & Space Co.(1)               1,000,000         23,305,226
Safran SA                                                  300,000         10,623,655
                                                                     ----------------
                                                                           60,032,881
AIRLINES--0.8%
United Continental Holdings, Inc.(1)                     1,000,000         23,820,000
BUILDING PRODUCTS--0.3%
Compagnie de Saint-Gobain                                  200,000         10,289,578
COMMERCIAL SERVICES & SUPPLIES--1.0%
Secom Co. Ltd.                                             600,000         28,414,829
CONSTRUCTION & ENGINEERING--0.6%
Bilfinger Berger SE                                        200,000         16,671,789
ELECTRICAL EQUIPMENT--3.7%
American Superconductor Corp.(1)                         1,000,000         28,590,000
Mitsubishi Electric Corp.                                2,800,000         29,382,929
Nexans SA                                                  400,000         31,462,056
Vacon OYJ                                                  400,000         20,846,418
                                                                     ----------------
                                                                          110,281,403
MACHINERY--3.2%
Hexagon AB, Cl. B                                          533,333         11,434,823
Invensys plc                                             2,000,000         11,044,590
Kurita Water Industries Ltd.                               800,000         25,205,075
NGK Insulators Ltd.                                      1,500,000         24,479,616
Rotork plc                                                 400,000         11,400,062
Spirax-Sarco Engineering plc                               400,000         12,061,116
                                                                     ----------------
                                                                           95,625,282
MARINE--0.5%
Kuehne & Nagel International AG                            100,000         13,903,743
PROFESSIONAL SERVICES--0.4%
Intertek Group plc                                         400,000         11,069,535
TRANSPORTATION INFRASTRUCTURE--0.4%
Groupe Eurotunnel SA                                     1,500,000         13,189,368
INFORMATION TECHNOLOGY--20.5%
COMMUNICATIONS EQUIPMENT--0.7%
Nokia OYJ                                                2,000,000         20,686,061


                    3 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                         Shares            Value
                                                      ------------   ----------------
COMPUTERS & PERIPHERALS--0.8%
Wincor Nixdorf AG                                          300,000   $     24,342,202
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
Electrocomponents plc                                   17,000,000         70,449,018
Keyence Corp.                                               40,000         11,587,634
                                                                     ----------------
                                                                           82,036,652
INTERNET SOFTWARE & SERVICES--0.9%
Gree, Inc.(1)                                              500,000          6,361,621
Kakaku.com, Inc.                                             1,000          5,949,009
Mercadolibre, Inc.(1)                                      100,000          6,665,000
Telecity Group plc(1)                                    1,000,000          7,333,957
                                                                     ----------------
                                                                           26,309,587
IT SERVICES--0.3%
Cap Gemini SA                                              200,000          9,335,454
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.3%
Advanced Micro Devices, Inc.(1)                         18,000,000        147,240,000
Aixtron SE                                                 600,000         21,996,980
ARM Holdings plc                                         7,000,000         47,656,620
Cree, Inc.(1)                                              900,000         59,301,000
                                                                     ----------------
                                                                          276,194,600
SOFTWARE--5.7%
Autonomy Corp. plc(1)                                    2,400,000         56,314,312
Aveva Group plc                                            300,000          7,549,111
Blackboard, Inc.(1)                                        300,000         12,390,000
Dassault Systemes SA                                       300,000         22,618,364
Micro Focus International plc                            2,000,000         12,120,362
Parametric Technology Corp.(1)                           1,000,000         22,530,000
Temenos Group AG(1)                                        400,000         16,641,711
Trend Micro, Inc.                                          600,000         19,812,785
                                                                     ----------------
                                                                          169,976,645
MATERIALS--5.7%
CHEMICALS--2.7%
Croda International plc                                    500,000         12,597,443
Lubrizol Corp. (The)                                       100,000         10,688,000
Novozymes AS, B Shares                                     300,000         41,788,797
Victrex plc                                                600,000         13,872,778
                                                                     ----------------
                                                                           78,947,018
METALS & MINING--3.0%
Franco-Nevada Corp.                                        700,000         23,415,468
Lynas Corp. Ltd.(1)                                     10,000,000         21,069,642
Molycorp, Inc.(1)                                          600,000         29,940,000
Royal Gold, Inc.                                           300,000         16,389,000
                                                                     ----------------
                                                                           90,814,110
UTILITIES--3.5%
ELECTRIC UTILITIES--1.6%
American Electric Power Co., Inc.                          800,000         28,784,000


                    4 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                         Shares            Value
                                                      ------------   ----------------
ELECTRIC UTILITIES CONTINUED
Pepco Holdings, Inc.                                     1,000,000   $     18,250,000
                                                                     ----------------
                                                                           47,034,000
MULTI-UTILITIES--1.9%
National Grid plc                                        2,800,000         24,412,311
Suez Environnement SA                                    1,600,000         33,033,555
                                                                     ----------------
                                                                           57,445,866
                                                                     ----------------
Total Common Stocks (Cost $2,534,970,182)                               2,909,278,947
INVESTMENT COMPANY--2.4%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21%(2,3) (Cost $71,877,375)                           71,877,375         71,877,375
TOTAL INVESTMENTS, AT VALUE (COST $2,606,847,557)            100.3%     2,981,156,322
Liabilities in Excess of Other Assets                         (0.3)        (9,232,085)
                                                      ------------   ----------------
Net Assets                                                   100.0%  $  2,971,924,237
                                                      ============   ================

Footnotes to Statement of Investments

(1.) Non-income producing security.


                    5 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES
                                  SEPTEMBER 30,       GROSS         GROSS            SHARES
                                      2010          ADDITIONS    REDUCTIONS    DECEMBER 31, 2010
                                  -------------    -----------   -----------   -----------------
ASOS plc(a)                         4,000,000               --     2,000,000       2,000,000
Cepheid, Inc.                       4,000,000               --            --       4,000,000
IP Group plc                       20,120,750               --     1,120,750      19,000,000
iRobot Corp.                        2,000,000               --       500,000       1,500,000
Momenta Pharmaceuticals, Inc.       5,000,000               --            --       5,000,000
Nektar Therapeutics                18,469,454          400,000       787,454      18,082,000
Oppenheimer Institutional Money
   Market Fund, Cl. E              79,494,290      331,198,749   338,815,664      71,877,375
Rigel Pharmaceuticals, Inc.         5,000,000               --            --       5,000,000
Telik, Inc.                        10,463,730               --            --      10,463,730
Thorntons plc                       6,874,640               --            --       6,874,640

                                                                REALIZED
                                      VALUE        INCOME     GAIN (LOSS)
                                  ------------    --------   -------------
ASOS plc(a)                       $         --(b) $     --   $  21,696,186
Cepheid, Inc.                       91,000,000          --              --
IP Group plc                         9,034,924          --      (1,699,288)
iRobot Corp.                        37,320,000          --       1,194,500
Momenta Pharmaceuticals, Inc.       74,850,000          --              --
Nektar Therapeutics                232,353,700          --     (23,746,921)
Oppenheimer Institutional Money
   Market Fund, Cl. E               71,877,375      50,237              --
Rigel Pharmaceuticals, Inc.         37,650,000          --              --
Telik, Inc.                          7,952,435          --              --
Thorntons plc                       10,503,815     444,336              --
                                  ------------    --------   -------------
                                  $572,542,249    $494,573   $  (2,555,523)
                                  ============    ========   =============

(a.) No longer an affiliate as of December 31, 2010.

(b.) The security is no longer an affiliate, therefore, the value has been excluded from this table.

(3.) Rate shown is the 7-day yield as of December 31, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 31, 2010 based on valuation input level:


                    6 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                      LEVEL 3--
                                LEVEL 1--            LEVEL 2--       SIGNIFICANT
                            UNADJUSTED QUOTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                  PRICES        OBSERVABLE INPUTS      INPUTS           VALUE
                            -----------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary     $  634,176,973       $         --          $--       $  634,176,973
   Consumer Staples              140,252,631                 --           --          140,252,631
   Energy                         53,044,528         21,981,277           --           75,025,805
   Financials                     98,597,061                 --           --           98,597,061
   Health Care                   656,857,103         37,948,771           --          694,805,874
   Industrials                   383,298,408                 --           --          383,298,408
   Information Technology        561,224,581         47,656,620           --          608,881,201
   Materials                     169,761,128                 --           --          169,761,128
   Utilities                      80,067,555         24,412,311           --          104,479,866
Investment Company                71,877,375                 --           --           71,877,375
                              --------------       ------------          ---       --------------
Total Assets                  $2,849,157,343       $131,998,979          $--       $2,981,156,322
                              --------------       ------------          ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

Geographic Holdings        Value       Percent
-------------------   --------------   -------
United States         $1,396,760,627     46.8%
United Kingdom           547,172,997     18.4
Japan                    327,773,127     11.0
France                   204,059,038      6.8
Switzerland              144,417,144      4.8
Germany                  140,376,571      4.7
Denmark                   52,867,938      1.8
Finland                   41,532,479      1.4
Sweden                    25,791,799      0.9
Canada                    23,415,468      0.8
The Netherlands           23,327,944      0.8
Australia                 21,069,642      0.7
Bermuda                   11,604,570      0.4
Norway                     8,843,112      0.3
Argentina                  6,665,000      0.2
Austria                    5,478,866      0.2
                      --------------    -----
Total                 $2,981,156,322    100.0%
                      ==============    =====


                    7 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.


                    8 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value


                    9 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

     of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.


                   10 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $4,229,344 and $2,418,253, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of December 31, 2010, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,620,192,442
                                 ==============
Gross unrealized appreciation    $  657,604,507
Gross unrealized depreciation      (304,892,210)
                                 --------------
Net unrealized appreciation      $  352,712,297
                                 ==============


                   11 | Oppenheimer Global Opportunities Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund


By: /s/ William F. Glavin, Jr.
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2011


By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2011